UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/06/2011

Kohl's Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  1-11084

Wisconsin	39-1630919
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

N56 W17000 Ridgewood Drive
Menomonee Falls, Wisconsin
53051
(Address of principal executive offices, including zip code)

262-703-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On January 6, 2011, Kohl's Corporation issued a press release reporting its sales for the five-week period ended January 1, 2011 and providing updated earnings per diluted share guidance for the fourth quarter and fiscal 2010. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit
No.       Description
99.1       Press Release dated January 6, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kohl's Corporation

Date: January 06, 2011	By:	/s/ Richard D. Schepp
Richard D. Schepp
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated January 6, 2011